Exhibit 10.1 SUBORDINATED NOTE PURCHASE AGREEMENT This SUBORDINATED NOTE PURCHASE AGREEMENT (this “Agreement”) is dated as of March 28, 2024, and is made by and among First Guaranty Bancshares, Inc., a Louisiana corporation (“Company”), and the purchaser of the Subordinated Note identified on the signature pages hereto (the “Purchaser”). RECITALS WHEREAS, Company has requested that the Purchaser purchase from Company $30.0 million in aggregate principal amount of Subordinated Note (as defined herein), which aggregate amount is intended to qualify as Tier 2 Capital (as defined herein). WHEREAS, the Purchaser is an accredited investor as such term is contemplated by Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). WHEREAS, the sale of the Subordinated Note by Company is being made pursuant to Rule 506(b) of Regulation D. WHEREAS, Purchaser is willing to purchase from Company a Subordinated Note in the principal amount set forth on Purchaser’s respective signature page hereto (the “Subordinated Note Amount”) in accordance with the terms, subject to the conditions and in reliance on, the recitals, representations, warranties, covenants and agreements set forth herein and in the Subordinated Note. NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows: AGREEMENT 1. DEFINITIONS. 1.1 Defined Terms. The following capitalized terms generally used in this Agreement and in the Subordinated Note have the meanings defined or referenced below. Certain other capitalized terms used only in specific sections of this Agreement may be defined in such sections.“Affiliate(s)” means, with respect to any Person, such Person’s immediate family members, partners, members or parent and subsidiary corporations, and any other Person directly or indirectly controlling, controlled by, or under common control with said Person and their respective Affiliates. “Agreement” has the meaning set forth in the preamble hereto. “Bank” means First Guaranty Bank, a Louisiana chartered commercial bank and wholly owned subsidiary of Company. “Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Louisiana are permitted or required by any applicable law or executive order to close.

“Closing” has the meaning set forth in Section 2.4. “Closing Date” means March 28, 2024. “Company” has the meaning set forth in the preamble hereto and shall include any successors to Company. “Company’s Liabilities” means Company’s obligations under the Transaction Documents. “Company’s SEC Reports” means (i) Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC, (ii) Company’s Definitive Proxy Statement on Schedule 14A related to its 2023 Annual Meeting of Shareholders, as filed with the SEC, (iii) any Current Report on Form 8-K, as filed or furnished by Company with the SEC since January 1, 2023, or (iv) Company’s Quarterly Reports on Form 10-Q for the quarterly period ended on September 30, 2023, in each case as filed with the SEC pursuant to the requirements of the Exchange Act. “Disbursement” has the meaning set forth in Section 3.1. “Equity Interest” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation, and any and all warrants, options or other rights to purchase any of the foregoing. “Exchange Act” has the meaning set forth in Section 4.8. “FDIC” means the Federal Deposit Insurance Corporation. “GAAP” means generally accepted accounting principles in effect from time to time in the United States of America. “Governmental Agency(ies)” means, individually or collectively, any federal, state, county or local governmental department, commission, board, regulatory authority or agency (including, without limitation, each applicable Regulatory Agency) with jurisdiction over Company. “Governmental Licenses” has the meaning set forth in Section 4.3. “Hazardous Materials” means flammable explosives, asbestos, urea formaldehyde insulation, polychlorinated biphenyls, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials” or “toxic substances” under the Hazardous Materials Laws and/or other applicable environmental laws, ordinances or regulations. “Hazardous Materials Laws” mean any laws, regulations, permits, licenses or requirements pertaining to the protection, preservation, conservation or regulation of the environment which relates to real property, including: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and

Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations. “Indebtedness” means and includes: (i) all items arising from the borrowing of money that, according to GAAP as in effect from time to time, would be included in determining total liabilities as shown on the consolidated balance sheet of Company or any Subsidiary of Company; and (ii) all obligations secured by any lien in property owned by Company or any Subsidiary whether or not such obligations shall have been assumed; provided, however, Indebtedness shall not include deposits or other indebtedness created, incurred or maintained in the ordinary course of Company’s or Bank’s business (including, without limitation, federal funds purchased, advances from any Federal Home Loan Bank, secured deposits of municipalities, letters of credit issued by Company or Bank and repurchase arrangements) and consistent with customary banking practices and applicable laws and regulations. “Leases” means all leases, licenses or other documents providing for the use or occupancy of any portion of any Property, including all amendments, extensions, renewals, supplements, modifications, sublets and assignments thereof and all separate letters or separate agreements relating thereto. “Material Adverse Effect” means, with respect to any Person, any change or effect that (i) is or would be reasonably likely to be material and adverse to the financial position, results of operations or business of such Person, or (ii) would materially impair the ability of any Person to perform its respective obligations under any of the Transaction Documents, or otherwise materially impede the consummation of the transactions contemplated hereby; provided, however, that “Material Adverse Effect” shall not be deemed to include the impact of (1) changes in banking and similar laws, rules or regulations of general applicability or interpretations thereof by Governmental Agencies, (2) changes in GAAP or regulatory accounting requirements applicable to financial institutions and their holding companies generally, (3) changes after the date of this Agreement in general economic or capital market conditions affecting financial institutions or their market prices generally and not specifically related to Company or Purchaser, (4) direct effects of compliance with this Agreement on the operating performance of Company or Purchaser, including expenses incurred by Company or Purchaser in consummating the transactions contemplated by this Agreement, and (5) the effects of any action or omission taken by Company with the prior written consent of Purchaser, and vice versa, or as otherwise contemplated by this Agreement and the Subordinated Note. “Maturity Date” means March 28, 2034. “Person” means an individual, a corporation (whether or not for profit), a partnership, a limited liability company, a joint venture, an association, a trust, an unincorporated organization, a government or any department or agency thereof (including a Governmental Agency) or any other entity or organization. “Property” means any real property owned or leased by Company or any Affiliate or Subsidiary of Company.

“Purchaser” has the meaning set forth in the preamble hereto. “Regulation D” has the meaning set forth in the Recitals. “Regulatory Agencies” means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other authority, body or agency having supervisory or regulatory authority with respect to Company, Bank or any of their Subsidiaries. “SEC” means the Securities and Exchange Commission. “Securities Act” has the meaning set forth in the Recitals. “Subordinated Note” means the Subordinated Note in the form attached as Exhibit A hereto, as amended, restated, supplemented or modified from time to time, and each Subordinated Note delivered in substitution or exchange for such Subordinated Note. “Subordinated Note Amount” has the meaning set forth in the Recitals. “Subsidiary” means with respect to any Person, any corporation or entity in which a majority of the outstanding Equity Interest is directly or indirectly owned by such Person. “Tier 2 Capital” has the meaning given to the term “Tier 2 capital” in 12 C.F.R. Section 217.20, as amended, modified and supplemented and in effect from time to time or any replacement thereof. “Transaction Documents” has the meaning set forth in Section 3.2.1. 1.2 Interpretations. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words “hereof”, “herein” and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” when used in this Agreement without the phrase “without limitation,” shall mean “including, without limitation.” All references to time of day herein are references to Eastern Time unless otherwise specifically provided. All references to the Agreement and Subordinated Note shall be deemed to be to such documents as amended, modified or restated from time to time. With respect to any reference in this Agreement to any defined term, (i) if such defined term refers to a Person, then it shall also mean all heirs, legal representatives and permitted successors and assigns of such Person, and (ii) if such defined term refers to a document, instrument or agreement, then it shall also include any replacement, extension or other modification thereof.Exhibits Incorporated. All Exhibits attached are hereby incorporated into this Agreement. 2. SUBORDINATED DEBT. 2.1 Certain Terms. Subject to the terms and conditions herein contained, Company proposes to issue and sell to the Purchaser a Subordinated Note, in an amount equal to the aggregate of the Subordinated Note Amount. The Purchaser agrees to purchase the Subordinated Note, from Company on the Closing Date in accordance with the terms of, and subject to the conditions and provisions set forth in, this Agreement and the Subordinated Note. The Subordinated Note Amount shall be disbursed in accordance with Section 3.1. The Subordinated Note shall bear interest per annum as set forth in the Subordinated Note. The unpaid principal balance of the Subordinated Note plus all accrued but unpaid interest thereon shall be due and payable on the Maturity Date, or such earlier date on which such amount shall become due and payable on account of (i) acceleration by the Purchaser in accordance with the terms of the Subordinated Note and this Agreement or (ii) Company’s delivery of a notice of redemption or repayment in accordance with the terms of the Subordinated Note.Subordination. The Subordinated Note shall be subordinated in accordance with the subordination provisions set forth therein.Maturity Date. On the Maturity Date, all sums due and owing under this Agreement and the Subordinated Note shall be repaid in full. Company acknowledges and agrees that the Purchaser has not made any commitments, either express or implied, to extend the term of the Subordinated Note past its Maturity Date and shall not extend such terms beyond the Maturity Date unless Company and the Purchaser hereafter specifically otherwise agree in writing.Unsecured Obligations. The obligations of Company to the Purchaser under the Subordinated Note shall be unsecured.The Closing. The execution and delivery of the Transaction Documents (the “Closing”) shall occur at the offices of Company at 10:00 a.m. (Central time) on the Closing Date, or at such other place or time or on such other date as the parties hereto may agree.Payments. Company agrees that matters concerning payments and application of payments shall be as set forth in this Agreement and in the Subordinated Note.Right of Offset. Purchaser hereby expressly waives any right of offset he may have against Company.Use of Proceeds. Company shall use the net proceeds from the sale of the Subordinated Note to repay existing indebtedness, to support the capital needs of the Bank, and for general corporate purposes.DISBURSEMENT. 3.1 Disbursement. On the Closing Date, assuming all of the terms and conditions set forth in Section 3.2 have been satisfied by Company and Company has executed and delivered to Purchaser each of the Agreement and the Subordinated Note and any other related documents in form and substance reasonably satisfactory to Purchaser, Purchaser shall disburse in immediately available funds the Subordinated Note Amount set forth on Purchaser’s signature page hereto to Company, less an origination fee of 1% or $300,000.00, in exchange for a Subordinated Note with a principal amount equal to such Subordinated Note Amount (the “Disbursement”). The Company will deliver to the Purchaser one or more certificates representing the Subordinated Note in definitive form (or provide evidence of the same with the original to be delivered by the Company by overnight delivery on the next calendar day in accordance with the delivery instructions of Purchaser), registered in such names and denominations as Purchaser may request.Conditions Precedent to Disbursement.Conditions to Purchaser’s Obligation. The obligation of Purchaser to consummate the purchase of the Subordinated Note at Closing and to effect the Disbursement is subject to delivery by or at the direction of the Company to Purchaser each of the following (or written waiver by Purchaser prior to the Closing of such delivery):Transaction Documents. This Agreement and the Subordinated Note (collectively, the “Transaction Documents”), each duly authorized and executed by Company.Authority Documents. A copy, certified by the Secretary or Assistant Secretary of Company, of the Articles of Incorporation, of Company; (b) A certificate of existence of Company issued by the Secretary of State of the State of Louisiana; (c) A copy, certified by the Secretary or Assistant Secretary, of the Bylaws of Company;

(d) A copy, certified by the Secretary or Assistant Secretary of Company, of the resolutions of the board of directors (and any committee thereof) of Company authorizing the execution, delivery and performance of the Transaction Documents; and (e) An incumbency certificate of the Secretary or Assistant Secretary of Company certifying the names of the officer or officers of Company authorized to sign the Transaction Documents and the other documents provided for in this Agreement. 3.2.1.3 Officer’s Certificate. A certificate signed on behalf of Company by a senior executive officer certifying that the representations and warranties of Company set forth in this Agreement are true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date, except where the failure to be true and correct (without regard to any materiality or Material Adverse Effect qualifications contained therein), individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect (and except that (i) representations and warranties made as of a specified date shall only be required to be true and correct as of such date and (ii) the representations and warranties of Company set forth in Sections 4.2.1, 4.2.3 and 4.5 shall be true and correct in all respects).Other Documents. Such other certificates, affidavits, schedules, resolutions, notes and/or other documents which are provided for hereunder or as Purchaser may reasonably request.Aggregate Investments. Prior to, or contemporaneously with the Closing, Purchaser shall have actually subscribed for the Subordinated Note Amount set forth on the Purchaser’s signature page.Conditions to Company’s Obligation.Since the date of this Agreement, there shall not have been any action taken, or any law, rule or regulation enacted, entered, enforced or deemed applicable to Company or its Subsidiaries or the transactions contemplated by this Agreement by any Governmental Agency which imposes any restriction or condition that Company determines, in its reasonable good faith judgment, is materially and unreasonably burdensome on Company’s business or would materially reduce the economic benefits of the transactions contemplated by this Agreement to Company to such a degree that Company would not have entered into this Agreement had such condition or restriction been known to it on the date hereof.With respect to Purchaser, the obligation of Company to consummate the sale of the Subordinated Note and to effect the Closing is subject to delivery by or at the direction of Purchaser to Company each of the following (or written waiver by Company prior to the Closing of such delivery): Transaction Documents. This Agreement, duly authorized and executed by Purchaser. (b) Certificate. A certificate signed by Purchaser certifying that the representations and warranties of Purchaser set forth in this Agreement are true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date.

4. REPRESENTATIONS AND WARRANTIES OF COMPANY.Company hereby represents and warrants to Purchaser as follows: 4.1 Organization and Authority.Organization Matters of Company and Its Subsidiaries.Company is validly existing and in good standing under the laws of the State of Louisiana and has all requisite corporate power and authority to conduct its business and activities as presently conducted, to own its properties, and to perform its obligations under the Transaction Documents. Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.Except as provided on Disclosure Schedule 4.1, each Subsidiary either has been duly organized and is validly existing as a corporation or limited liability company, or has been duly chartered and is validly existing as a Louisiana chartered bank, in each case in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding shares of capital stock or other equity interests in each Subsidiary have been duly authorized and validly issued, are fully paid and non- assessable and are owned by Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; none of the outstanding shares of capital stock of, or other equity interests in, any Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary or any other entity.The Bank is a Louisiana chartered bank. The deposit accounts of Bank are insured by the FDIC up to applicable limits. Neither Company nor Bank has received any notice or other information indicating that Bank is not an “insured depository institution” as defined in 12 U.S.C. Section 1813, nor has any event occurred which could reasonably be expected to adversely affect the status of Bank as an FDIC- insured institution.Capital Stock and Related Matters. All of the outstanding capital stock of Company has been duly authorized and validly issued and is fully paid and nonassessable. There are, as of the date hereof, no outstanding options, rights, warrants or other agreements or instruments obligating Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Company or obligating Company to grant, extend or enter into any such agreement or commitment to any Person other than Company.Subsidiaries. Each of Company’s Subsidiaries that is a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X is reflected in the Company’s SEC Reports.No Impediment to Transactions.Transaction is Legal and Authorized. The issuance of the Subordinated Note, the borrowing of the aggregate of the Subordinated Note Amount, the execution of the Transaction Documents and compliance by Company with all of the provisions of the Transaction Documents are within the corporate and other powers of Company.Agreement. The Agreement has been duly authorized, executed and delivered, and, assuming due authorization, execution and delivery by the Purchaser, is the legal, valid and binding obligation of Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.Subordinated Note. The Subordinated Note has been duly authorized by the Company and when executed by the Company and issued, delivered to and paid for by the

Purchaser in accordance with the terms of the Agreement, will have been duly executed, issued and delivered and will constitute the legal, valid and binding obligation of Company, and enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.No Defaults or Restrictions. Neither the execution and delivery of the Transaction Documents nor compliance with their respective terms and conditions will (whether with or without the giving of notice or lapse of time or both) (i) violate, conflict with or result in a breach of, or constitute a default under: (1) the Articles of Incorporation or Bylaws of Company; (2) any of the terms, obligations, covenants, conditions or provisions of any corporate restriction or of any contract, agreement, indenture, mortgage, deed of trust, pledge, bank loan or credit agreement, or any other agreement or instrument to which Company or Bank, as applicable, is now a party or by which it or any of its properties may be bound or affected; (3) any judgment, order, writ, injunction, decree or demand of any court, arbitrator, grand jury, or Governmental Agency; or (4) any statute, rule or regulation applicable to Company, except, in the case of items (2), (3) or (4), for such violations and conflicts that would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect on Company, or (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Company. Neither Company nor Bank is in default in the performance, observance or fulfillment of any of the terms, obligations, covenants, conditions or provisions contained in any indenture or other agreement creating, evidencing or securing Indebtedness of any kind or pursuant to which any such Indebtedness is issued, or any other agreement or instrument to which Company or Bank, as applicable, is a party or by which Company or Bank, as applicable, or any of its properties may be bound or affected, except, in each case, only such defaults that would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect on Company.Governmental Consent. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained by Company that have not been obtained, and no registrations or declarations are required to be filed by Company that have not been filed in connection with, or, in contemplation of, the execution and delivery of, and performance under, the Transaction Documents, except for applicable requirements, if any, of the Securities Act, the Exchange Act or state securities laws or “blue sky” laws of the various states and any applicable federal or state banking laws and regulations.Possession of Licenses and Permits. Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Agencies necessary to conduct the business now operated by it except where the failure to possess such Governmental Licenses would not, singularly or in the aggregate, have a Material Adverse Effect on Company or such applicable Subsidiary; Company and each Subsidiary of Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect on Company or such applicable Subsidiary of Company; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect on Company or such applicable Subsidiary of Company; and neither Company nor any Subsidiary of Company has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.Financial Condition.Company Financial Statements. The financial statements of Company included in Company’s SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Company; (ii) fairly present in all material respects the results of operations, cash flows, changes in stockholders’ equity and financial position of Company and its consolidated

Subsidiaries, for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), as applicable; (iii) complied as to form, as of their respective dates of filing in all material respects with applicable accounting and banking requirements as applicable, with respect thereto; and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto and Regulation S-X promulgated under the Securities Act. The books and records of Company have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements. Company does not have any material liability of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Company contained in Company SEC Reports for Company’s most recently completed quarterly or annual fiscal period, as applicable, and for liabilities incurred in the ordinary course of business consistent with past practice or in connection with this Agreement and the transactions contemplated hereby.Absence of Default. Since the date of the latest audited financial statements included in Company’s SEC Reports, no event has occurred which either of itself or with the lapse of time or the giving of notice or both, would give any creditor of Company the right to accelerate the maturity of any material Indebtedness of Company. Company is not in default under any other Lease, agreement or instrument, or any law, rule, regulation, order, writ, injunction, decree, determination or award, non-compliance with which could reasonably be expected to result in a Material Adverse Effect on Company.Solvency. After giving effect to the consummation of the transactions contemplated by this Agreement, Company has capital sufficient to carry on its business and transactions and is solvent and able to pay its debts as they mature. No transfer of property is being made and no Indebtedness is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of Company or any Subsidiary of Company.Ownership of Property. Except as provided on Disclosure Schedule 4.4, Company and each of its Subsidiaries has good and marketable title as to all real property owned by it and good title to all assets and properties owned by Company and such Subsidiary in the conduct of its businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the most recent balance sheet contained in Company’s SEC Reports or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheet), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the Federal Home Loan Bank, inter-bank credit facilities, reverse repurchase agreements or any transaction by Bank acting in a fiduciary capacity, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith and (iii) such as do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company or any of its Subsidiaries. Company and each of its Subsidiaries, as lessee, has the right under valid and existing leases of real and personal properties that are material to Company or such Subsidiary, as applicable, in the conduct of its business to occupy or use all such properties as presently occupied and used by it. Such existing leases and commitments to lease constitute or will constitute operating leases for both tax and financial accounting purposes.No Material Adverse Change. Since the date of the latest audited financial statements included in Company’s SEC Reports, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect on Company or any of its Subsidiaries.Legal Matters.Compliance with Law. Company and each of its Subsidiaries (i) has complied with and (ii) is not under investigation with respect to, and, to the Company’s knowledge, have not been threatened to be charged with or given any notice of any material violation of any applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government, or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, except where any such failure to comply or violation would not reasonably be expected to have a Material Adverse Effect on Company or any of its Subsidiaries.Regulatory Enforcement Actions. Company, Bank and its other Subsidiaries are in compliance in all material respects with all laws administered by and regulations of any Governmental Agency applicable to it or to them, the failure to comply with which would have a Material Adverse Effect. None of Company, Bank, Company’s Subsidiaries nor to the Company’s knowledge any of their officers or directors are now operating under any restrictions, agreements, memoranda, or commitments (other than restrictions of general application) imposed by any Governmental Agency, nor are, to Company’s knowledge, (a) any such restrictions threatened or (b) any agreements, memoranda or commitments being sought by any Governmental Agency.Pending Litigation. There are no actions, suits, proceedings or written agreements pending, or, to Company’s knowledge, threatened or proposed, against Company, Bank, or any of its other Subsidiaries at law or in equity or before or by any federal, state, municipal, or other governmental department, commission, board, or other administrative agency, domestic or foreign, that, either separately or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company or any of its Subsidiaries or affect issuance or payment of the Subordinated Note; and neither Company nor any of its Subsidiaries is a party to or named as subject to the provisions of any order, writ, injunction, or decree of, or any written agreement with, any court, commission, board or agency, domestic or foreign, that either separately or in the aggregate, will have a Material Adverse Effect on Company or any of its Subsidiaries.Environmental. No Property is or, to Company’s knowledge, has been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any Hazardous Materials and neither Company nor any of its Subsidiaries has engaged in such activities. There are no claims or actions pending or, to Company’s knowledge, threatened against Company or any of its Subsidiaries by any Governmental Agency or by any other Person relating to any Hazardous Materials or pursuant to any Hazardous Materials Law.Investment Company Act. Neither Company nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.No Misstatement. No information, exhibit, report, schedule or document, when viewed together as a whole, furnished by Company to Purchaser in connection with the negotiation, execution or performance of this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made, not misleading.Reporting Compliance. Company is subject to, and is in compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the rules and the regulations of the SEC thereunder (collectively, the “Exchange Act”). Company’s SEC Reports at the time they were filed with the SEC, complied in all material respects with the requirements of the Exchange Act and did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.Internal Control Over Financial Reporting. Company and its Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of Company’s most recent audited fiscal year, (y) Company has no knowledge of (i) any material weakness in Company’s internal control over financial reporting (whether or not remediated) or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Company’s internal controls and (z) there has been no change in Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, Company’s internal control over financial reporting.Disclosure Controls and Procedures. Company and its Subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 of the Exchange Act), that (i) are designed to ensure that information required to be disclosed by Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that material information relating to Company and its Subsidiaries is made known to Company’s principal executive officer and principal financial officer by others within Company and its Subsidiaries to allow timely decisions regarding disclosure, and (ii) are effective in all material respects to perform the functions for which they were established. As of the date hereof, Company has no knowledge that would reasonably cause it to believe that the evaluation to be conducted of the effectiveness of Company’s disclosure controls and procedures for the most recently ended fiscal quarter period will result in a finding that such disclosure controls and procedures are ineffective for such quarter ended. Based on the evaluation of Company’s and each Subsidiary’s disclosure controls and procedures described above, Company is not aware of (1) any significant deficiency in the design or operation of internal controls which could adversely affect Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in Company’s internal controls. Since the most recent evaluation of Company’s disclosure controls and procedures described above, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.No Registration. No person has the right to require Company or any of its Subsidiaries to register any securities for sale under the Securities Act by reason of the issuance and sale of the Subordinated Note to be sold by Company hereunder.No Financial Advisor, Placement Agent or Underwriter. The Company acknowledges that no person acted as a financial advisor, placement agent or underwriter in connection with the transactions contemplated by this Agreement.Representations and Warranties Generally. The representations and warranties of Company set forth in this Agreement are true and correct as of the date hereof and will be true and correct as of the Closing Date and as otherwise specifically provided herein. Any certificate signed by an officer of Company and delivered to the Purchaser or to counsel for Purchaser shall be deemed to be a representation and warranty by Company to the Purchaser as to the matters set forth therein.GENERAL COVENANTS, CONDITIONS AND AGREEMENTS.Company hereby further covenants and agrees with Purchaser as follows: 5.1 Compliance with Transaction Documents. Company shall comply with, observe and timely perform each and every one of the covenants, agreements and obligations under the Transaction Documents.Compliance with Laws.Generally. Company shall comply and cause Bank and each other Subsidiary to comply in all material respects with all applicable statutes, rules, regulations, orders and restrictions in respect of the conduct of its business and the ownership of its properties, except, in each case, where such noncompliance would not reasonably be expected to have a Material Adverse Effect on Company.Regulated Activities. Company shall not itself, nor shall it cause, permit or allow Bank or any other Subsidiary to (i) engage in any business or activity not permitted by all applicable laws and regulations, except where such business or activity would not reasonably be expected to have a Material Adverse Effect on Company, Bank and/or such Subsidiary or (ii) make any loan or advance secured by the capital stock of another bank or depository institution, or acquire the capital stock, assets or obligations of or any interest in another bank or depository institution, in each case other than in accordance with applicable laws and regulations and safe and sound banking practices.Taxes. Company shall and shall cause Bank and any other Subsidiary to promptly pay and discharge all taxes, assessments and other governmental charges imposed upon Company, Bank or any other Subsidiary or upon the income, profits, or property of Company or any Subsidiary and all claims for labor, material or supplies which, if unpaid, might by law become a lien or charge upon the property of Company, Bank or any other Subsidiary. Notwithstanding the foregoing, none of Company, Bank or any other Subsidiary shall be required to pay any such tax, assessment, charge or claim, so long as the validity thereof shall be contested in good faith by appropriate proceedings, and appropriate reserves therefor shall be maintained on the books of Company, Bank and such other Subsidiary.Corporate Existence. Company shall do or cause to be done all things reasonably necessary to maintain, preserve and renew its corporate existence and that of Bank and the other Subsidiaries and its and their rights and franchises, and comply in all material respects with all related laws applicable to Company, Bank or the other Subsidiaries.Dividends, Payments, and Guarantees During Event of Default. During the continuance of an Event of Default (as defined under the Subordinated Note) and except as required by any federal or state Governmental Agency, Company agrees not to (a) declare or pay any dividends on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock; (b) make any payment of principal of, or interest or premium, if any, on, or repay, repurchase or redeem any of Company’s debt that ranks equal with or junior to the Subordinated Note; or (c) make any payments under any guarantee that ranks equal with or junior to the Subordinated Note, other than (i) any dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, any class of Company’s common stock; (ii) any declaration of a dividend in connection with the implementation of a shareholders’ rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; (iii) as a result of a reclassification of Company’s capital stock or the exchange or conversion of one class or series of Company’s capital stock for another class or series of Company’s capital stock; (iv) the purchase of fractional interests in shares of Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; or (v) purchases of any class of Company’s common stock related to the issuance of common stock or rights under any benefit plans for Company’s directors, officers or employees or any of Company’s dividend reinvestment plans. Tier 2 Capital. If all or any portion of the Subordinated Note ceases to be deemed to be Tier 2 Capital, other than due to the limitation imposed on the capital treatment of subordinated debt during the five (5) years immediately preceding the Maturity Date of the Subordinated Note, Company will immediately notify the Purchaser, and thereafter Company and the Purchaser will work together in good faith to execute and deliver all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Note to qualify as Tier 2 Capital; provided, however, that nothing contained in this Section

5.2.6 shall limit the Company’s right to redeem the Subordinated Note upon the occurrence of a Tier 2 Capital Event (as defined in the Subordinated Note).Absence of Control. It is the intent of the parties to this Agreement that in no event shall Purchaser, by reason of any of the Transaction Documents, be deemed to control, directly or indirectly, Company.REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER.Purchaser hereby represents and warrants to Company, and covenants with Company, as follows: 6.1 Legal Power and Authority. Purchaser has all necessary power and authority to execute, deliver and perform his obligations under this Agreement and to consummate the transactions contemplated hereby.Authorization and Execution. This Agreement is a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.No Conflicts. Neither the execution, delivery or performance of the Transaction Documents nor the consummation of any of the transactions contemplated thereby will conflict with, violate, constitute a breach of or a default (whether with or without the giving of notice or lapse of time or both) under (i) any agreement to which he is party, (iii) any law applicable to him or (iv) any order, writ, judgment, injunction, decree, determination or award binding upon or affecting him.Purchase for Investment. Purchaser is purchasing the Subordinated Note for his own account and not with a view to distribution and with no present intention of reselling, distributing or otherwise disposing of the same. Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for, or which is likely to compel, a disposition of the Subordinated Note in any manner.Accredited Investor. Purchaser is and will be on the Closing Date an “accredited investor” as such term is defined in Rule 501(a) of Regulation D and as contemplated by subsections (4), (5) and (6) of Rule 501(a) of Regulation D.Financial and Business Sophistication. Purchaser has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Subordinated Note. Purchaser has relied solely upon his own knowledge of, and/or the advice of his own legal, financial or other advisors with regard to, the legal, financial, tax and other considerations involved in deciding to invest in the Subordinated Note.Ability to Bear Economic Risk of Investment. Purchaser recognizes that an investment in the Subordinated Note involves substantial risk. He has the ability to bear the economic risk of the prospective investment in the Subordinated Note, including the ability to hold the Subordinated Note indefinitely, and further including the ability to bear a complete loss of all of his investment in Company.Information. Purchaser acknowledges that: (i) he is not being provided with the disclosures that would be required if the offer and sale of the Subordinated Note were registered under the Securities Act, nor is he being provided with any offering circular or prospectus prepared in connection with the offer and sale of the Subordinated Note; (ii) he has conducted his own examination of Company and the terms of the Subordinated Note to the extent he deems necessary to make his decision to invest in the Subordinated Note; and (iii) he has availed himself of publicly available financial and other information concerning Company to the extent he deems necessary to make his decision to purchase the Subordinated Note. He has reviewed the information set forth in Company’s SEC Reports and the exhibits and schedules hereto.Access to Information. Purchaser acknowledges that he and his advisors have been furnished with all materials relating to the business, finances and operations of Company that have been requested by him or his advisors and have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of Company concerning terms and conditions of the transactions contemplated by this Agreement in order to make an informed and voluntary decision to enter into this Agreement.Investment Decision. Purchaser has made his own investment decision based upon his own judgment, due diligence and advice from such advisors as he has deemed necessary and not upon any view expressed by any other person or entity, including the Financial Advisor. Neither such inquiries nor any other due diligence investigations conducted by him or his advisors or representatives, if any, shall modify, amend or affect his right to rely on Company’s representations and warranties contained herein. He is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any Person by or on behalf of Company, including, without limitation, the Financial Advisor, except for the express statements, representations and warranties of Company made or contained in this Agreement. Furthermore, he acknowledges that (i) the Financial Advisor has not performed any due diligence review on behalf of him and (ii) nothing in this Agreement or any other materials presented by or on behalf of Company to him in connection with the purchase of the Subordinated Note constitutes legal, tax or investment advice.Private Placement; No Registration; Restricted Legends. Purchaser understands and acknowledges that the Subordinated Note is being sold by Company without registration under the Securities Act in reliance on the exemption from federal and state registration set forth in, respectively, Rule 506(b) of Regulation D under Section 4(a)(2) of the Securities Act and Section 18 of the Securities Act, or any state securities laws, and accordingly, may be resold, pledged or otherwise transferred only if exemptions from the Securities Act and applicable state securities laws are available to him. He is not subscribing for the Subordinated Note as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting. He further acknowledges and agrees that all certificates or other instruments representing the Subordinated Note will bear the restrictive legend set forth in the form of Subordinated Note. He further acknowledges his primary responsibilities under the Securities Act and, accordingly, will not sell or otherwise transfer the Subordinated Note or any interest therein without complying with the requirements of the Securities Act and the rules and regulations promulgated thereunder and the requirements set forth in this Agreement.No Financial Advisor. Purchaser will purchase the Subordinated Note directly from Company and understands that neither a financial advisor nor any other broker or dealer has any obligation to make a market in the Subordinated Note.Tier 2 Capital. If all or any portion of the Subordinated Note ceases to be deemed to be Tier 2 Capital, other than due to the limitation imposed on the capital treatment of subordinated debt during the five (5) years immediately preceding the Maturity Date of the Subordinated Note, Company will immediately notify the Purchaser, and thereafter Company and the Purchaser will work together in good faith to execute and deliver all agreements as reasonably necessary in order to restructure the applicable portions of the obligations evidenced by the Subordinated Note to qualify as Tier 2 Capital.Accuracy of Representations. Purchaser understands that Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements in connection with the transactions contemplated by this Agreement, and agrees that if any of the representations or acknowledgements made by him are no longer accurate as of the Closing Date, or if any of the agreements made by him are breached on or prior to the Closing Date, he shall promptly notify the Company.Representations and Warranties Generally. The representations and warranties of Purchaser set forth in this Agreement are true and correct as of the date hereof and will be true and correct as of the Closing Date and as otherwise specifically provided herein. Any certificate signed by Purchaser and delivered to the Company or to counsel for Company shall be deemed to be a representation and warranty by Purchaser to Company as to the matters set forth therein.TERMINATION. Purchaser may terminate this Agreement (i) at any time prior to the Closing Date by written notice signed by the Purchaser to Company if Purchaser shall decline to purchase the Subordinated Note for any reason permitted by this Agreement or (ii) on the Closing Date if any condition described in Section 3.2 is not fulfilled by the Company or waived in writing by the Purchaser on or prior to the Closing Date. Any termination pursuant to this Section shall be without liability on the part of (a) Company to Purchaser or (b) Purchaser to Company. Either party may terminate this Agreement if the Closing Date has not occurred within ten (10) days following the date of this Agreement.MISCELLANEOUS.Prohibition on Assignment by Company. Except as described in Section 8(b) (Merger or Sale of Assets) of the Subordinated Note, Company may not assign, transfer or delegate any of its rights under this Agreement or the Subordinated Note without the prior written consent of Purchaser. In addition, in accordance with the terms of the Subordinated Note, any transfer of such Subordinated Note must be made in accordance with the Assignment Form attached thereto and the requirements and restrictions thereof.Time of the Essence. Time is of the essence of this Agreement.Waiver or Amendment. No waiver or amendment of any term, provision, condition, covenant or agreement herein or in the Subordinated Note shall be effective except with the consent of the holders of not less than more than fifty percent (50%) in aggregate principal amount (excluding any Subordinated Notes held by Company or any of its Affiliates) of the Subordinated Notes at the time outstanding; provided, however, that without the consent of each holder of an affected Subordinated Note, no such amendment or waiver may: (i) reduce the principal amount of the Subordinated Note; (ii) reduce the rate of or change the time for payment of interest on any Subordinated Note; (iii) extend the maturity of any Subordinated Note, (iv) change the currency in which payment of the obligations of Company under this Agreement and the Subordinated Notes are to be made; or (v) lower the percentage of aggregate principal amount of outstanding Subordinated Notes required to approve any amendment of this Agreement or the Subordinated Notes, (vi) make any changes to Section 6 (Failure to Make Payments) of the Subordinated Notes that adversely affects the rights of any holder of a Subordinated Note; or (vii) disproportionately affect any of the holders of the then outstanding Subordinated Notes. Notwithstanding the foregoing, Company may amend or supplement the Subordinated Notes without the consent of the holders of the Subordinated Notes to cure any ambiguity, defect or inconsistency or to provide for uncertificated Subordinated Notes in addition to or in place of certificated Subordinated Notes, or to make any change that does not adversely affect the rights of any holder of any of the Subordinated Notes. No failure to exercise or delay in exercising, by a Purchaser or any holder of the Subordinated Notes, of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. The rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided by law or equity. No notice or demand on Company in any case shall, in itself, entitle Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Purchaser to any other or further action in any circumstances without notice or demand. No consent or waiver, expressed or implied, by the Purchaser to or of any breach or default by Company in the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Company hereunder. Failure on the part of the Purchaser to complain of any acts or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by the Purchaser of his rights hereunder or impair any rights, powers or remedies on account of any breach or default by Company.Severability. Any provision of this Agreement which is unenforceable or invalid or contrary to law, or the inclusion of which would adversely affect the validity, legality or enforcement of this Agreement, shall be of no effect and, in such case, all the remaining terms and provisions of this Agreement shall subsist and be fully effective according to the tenor of this Agreement the same as though any such invalid portion had never been included herein. Notwithstanding any of the foregoing to the contrary, if any provisions of this Agreement or the application thereof are held invalid or unenforceable only as to particular persons or situations, the remainder of this Agreement, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by law.Notices. Any notice which any party hereto may be required or may desire to give hereunder shall be deemed to have been given if in writing and if delivered personally, or if mailed, postage prepaid, by United States registered or certified mail, return receipt requested, or if delivered by a responsible overnight commercial courier promising next business day delivery, addressed:If to Company: First Guaranty Bancshares, Inc. 400 East Thomas Street Hammond, Louisiana 70401 Attention: Alton B. Lewis, Jr President and Chief Executive Officer with a copy to: Pickering & Cotogno 1555 Poydras Street, Suite 430 New Orleans, Louisiana 70112 Attention: Gary A. Cotogno if to Purchaser: To the address indicated on such Purchaser’s signature page. or to such other address or addresses as the party to be given notice may have furnished in writing to the party seeking or desiring to give notice, as a place for the giving of notice; provided that no change in address shall be effective until five (5) Business Days after being given to the other party in the manner provided for above. Any notice given in accordance with the foregoing shall be deemed given when delivered personally or, if mailed, three (3) Business Days after it shall have been deposited in the United States mails as aforesaid or, if sent by overnight courier, the Business Day following the date of delivery to such courier (provided next business day delivery was requested). 8.6 Successors and Assigns. This Agreement shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns; except that, unless Purchaser consents in writing, no assignment made by Company in violation of this Agreement shall be effective or confer any rights on any purported assignee of Company. The term “successors and assigns” will not include a purchaser of the Subordinated Note from Purchaser merely because of such purchase.No Joint Venture. Nothing contained herein or in any document executed pursuant hereto and no action or inaction whatsoever on the part of Purchaser, shall be deemed to make Purchaser a partner or joint venturer with Company.Documentation. All documents and other matters required by any of the provisions of this Agreement to be submitted or furnished to Purchaser shall be in form and substance satisfactory to Purchaser.Entire Agreement. This Agreement and the Subordinated Note along with the Exhibits thereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto. No party, in entering into this Agreement, has relied upon any representation, warranty, covenant, condition or other term that is not set forth in this Agreement or in the Subordinated Note.Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana without giving effect to its laws or principles of conflict of laws. Nothing herein shall be deemed to limit any rights, powers or privileges which a Purchaser may have pursuant to any law of the United

States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by a Purchaser which is lawful pursuant to, or which is permitted by, any of the foregoing.No Third Party Beneficiary. This Agreement is made for the sole benefit of Company and the Purchaser, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.Legal Tender of United States. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.Captions; Counterparts. Captions contained in this Agreement in no way define, limit or extend the scope or intent of their respective provisions. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.Knowledge; Discretion. All references herein to Company’s knowledge shall be deemed to mean the knowledge of such party based on the actual knowledge of such party’s Chief Executive Officer and Chief Financial Officer or such other persons holding equivalent offices. Unless specified to the contrary herein, all references herein to an exercise of discretion or judgment by Purchaser, to the making of a determination or designation by Purchaser, to the application of Purchaser’s discretion or opinion, to the granting or withholding of Purchaser’s consent or approval, to the consideration of whether a matter or thing is satisfactory or acceptable to Purchaser, or otherwise involving the decision making of Purchaser, shall be deemed to mean that Purchaser shall decide using the reasonable discretion or judgment of a prudent lender.Waiver Of Right To Jury Trial. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THAT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF COMPANY OR PURCHASER. THE PARTIES ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF THEIR OWN FREE WILL. THE PARTIES FURTHER ACKNOWLEDGE THAT (i) THEY HAVE READ AND UNDERSTAND THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY THE PARTIES AND THEIR COUNSEL AND IS A MATERIAL INDUCEMENT FOR ENTRY INTO THIS AGREEMENT AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH TRANSACTION DOCUMENTS AS IF FULLY INCORPORATED THEREIN.Expenses. Each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated pursuant to this Agreement.Survival. Each of the representations and warranties set forth in this Agreement shall survive the consummation of the transactions contemplated hereby for a period of one year after the date hereof. Except as otherwise provided herein, all covenants and agreements contained herein shall survive until, by their respective terms, they are no longer operative.

[Signature Pages Follow]

IN WITNESS WHEREOF, Company has caused this Subordinated Note Purchase Agreement to be executed by its duly authorized representative as of the date first above written. COMPANY: FIRST GUARANTY BANCSHARES, INC. By: Alton B. Lewis, Sr. President and Chief Executive Officer IN WITNESS WHEREOF, the Purchaser has caused this Subordinated Note Purchase Agreement to be executed as of the date first above written. PURCHASER Smith & Tate Investments, L.L.C. By: Edgar Ray Smith, III, Manager P.O. Box 530 Roseland, Louisiana 70456 Principal Amount of Purchased Subordinated Note: $30.0 Million Less 1% Origination Fee

SCHEDULE 4.1 SUBSIDIARIES First Guaranty Bancshares, Inc. Subsidiaries Entity Ownership Jurisdiction First Guaranty Bank 100% wholly owned Louisiana Centurion Insurance Services, LLC 100% wholly owned West Virginia First Guaranty Bank Subsidiaries Entity Ownership Jurisdiction First Centurion Tag & Title Agency, LLC 100% wholly owned Louisiana First Guaranty Title Insurance Agency, Inc. 100% wholly owned Louisiana Greensburg Financial Services, LLC 100% wholly owned Louisiana Synergy Mortgage Corp. 100% wholly owned New Jersey